ABERDEEN FUNDS

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)

(the “Fund”)

Supplement dated June 13, 2019 to the Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2019, as supplemented to date

(the “February 2019 Prospectus and SAI”)

Effective immediately, the Aberdeen China Opportunities Fund changed its name to the Aberdeen China A Share Equity Fund and changed its principal investment strategies, advisory fee and expense limitation as set forth in a separate prospectus and statement of additional information dated June 13, 2019 (the “June 2019 Prospectus and SAI”).  The Aberdeen China A Share Equity Fund is currently offered pursuant to the June 2019 Prospectus and SAI.  All references to, and information with respect to, the Aberdeen China Opportunities Fund are hereby deleted from the February 2019 Prospectus and SAI.

Please retain this Supplement for future reference.